UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2020

INSIGHT ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25092	86-0766246
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6820 South Harl Avenue, Tempe, Arizona		85283
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:

(480) 333-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	NSIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As indicated below, at the 2020 Annual Meeting of the Stockholders, the Company’s Stockholders approved the Insight Enterprises, Inc. 2020 Omnibus Plan authorizing the issuance of 150,000 shares of our common stock.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Insight Enterprises, Inc. (“Insight” or the “Company”) was held on May 20, 2020.  At the Company’s 2020 Annual Meeting of Stockholders, the following proposals were considered:

(1)	The election of nine directors, whose terms expired at the 2020 Annual Meeting, to serve until the 2021 Annual Meeting of Stockholders;
(2)	An advisory vote to approve named executive officer compensation;
(3)	Approval of the Insight Enterprises, Inc. 2020 Omnibus Plan; and
(4)	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

The final voting results for each proposal are provided below.  For beneficial owners holding Insight common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

Proposal 1

Nine directors were elected, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

Richard E. Allen –

For – 31,623,152, Against – 60,666, Abstentions – 20,675, Broker Non-Votes – 1,494,622

Bruce W. Armstrong –

For – 31,624,422, Against – 48,683, Abstentions – 31,388, Broker Non-Votes – 1,494,622

Linda Breard –

For – 31,626,260, Against – 48,336, Abstentions – 29,897, Broker Non-Votes – 1,494,622

Timothy A. Crown –

For – 31,343,131, Against – 341,994, Abstentions – 19,368, Broker Non-Votes – 1,494,622

Catherine Courage –

For – 31,625,183, Against – 49,462, Abstentions – 29,848, Broker Non-Votes – 1,494,622

Anthony A. Ibargüen –

For – 31,100,022, Against – 572,615, Abstentions – 31,856, Broker Non-Votes – 1,494,622

Kenneth T. Lamneck –

For – 31,515,905, Against – 169,150, Abstentions – 19,438, Broker Non-Votes – 1,494,622

Kathleen S. Pushor –

For – 31,111,270, Against – 573,946, Abstentions – 19,277, Broker Non-Votes – 1,494,622

Girish Rishi –

For – 31,622,408, Against – 50,021, Abstentions – 32,064, Broker Non-Votes – 1,494,622

Proposal 2

The stockholders voted, on an advisory basis, to approve the compensation of Insight’s named executive officers, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For – 30,080,641, Against – 1,537,714, Abstentions – 86,138, Broker Non-Votes – 1,494,622

Proposal 3

The stockholders voted to approve the Insight Enterprises, Inc. 2020 Omnibus Plan, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For – 30,867,152, Against – 797,200, Abstentions – 40,141, Broker Non-Votes – 1,494,622

Proposal 4

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was ratified, and the aggregate votes cast for or against, as well as the abstentions, were as follows:

For – 31,852,206, Against – 1,328,249, Abstentions – 18,660

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

Date: May 20, 2020	By:	/s/ Glynis A. Bryan
Glynis A. Bryan
Chief Financial Officer